UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	25-1811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PE	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the Company held its 2020 annual meeting of shareholders (the "Annual Meeting"). There were 34,423,396 common shares of the Company represented in person or by proxy at the meeting, constituting approximately 89.01% of outstanding common shares on March 31, 2020, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1: Election of four Class I Trustees to the Board of Trustees

	For	Against	Abstain	Broker Non-Votes
Jay H. Shah	25,645,942	868,056	39,087	7,870,311
Thomas J. Hutchison III	25,441,505	1,066,694	44,886	7,870,311
Donald J. Landry	24,547,275	1,962,496	43,314	7,870,311
Michael A. Leven	24,682,442	1,835,342	35,301	7,870,311
All trustee nominees were duly elected. Each of the individuals named in the table above will serve as a Class I trustee until the 2022 annual meeting of shareholders and until his successor is duly elected and qualified.

Proposal 2: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
24,496,066	1,980,913	76,106	7,870,311
The proposal was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
32,822,007	1,428,403	172,986	N/A
The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 28, 2020	By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Chief Financial Officer